UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 17th St., Office 3002, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on September 17, 2021 (the “Original 8-K”) solely for the purpose of providing the financial statements and pro forma financial information required by Regulation S-X with respect to the acquisition by Veritone, Inc., a Delaware corporation (the “Company”) of all the issued and outstanding shares of common stock of PandoLogic Ltd., a company incorporated under the laws of the state of Israel (“PandoLogic”), pursuant to the Agreement and Plan of Merger dated July 21, 2021 (the “Merger Agreement”), by and among the Company, Melisandra Ltd., a company incorporated under the laws of the State of Israel and wholly-owned subsidiary of the Company, and PandoLogic.

This Form 8-K/A does not amend or modify the Original 8-K in any other respect, and this amendment should be read in conjunction with the Original 8-K, which is incorporated by reference herein. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of PandoLogic as of December 31, 2020 and December 31, 2019, and the related consolidated statements of operations,  statements of cash flows, and  statements of changes in convertible preferred shares and stockholders’ equity, for the years ended December 31, 2020 and 2019, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited consolidated balance sheets of PandoLogic as of June 30, 2021 and June 30, 2020 and the related consolidated statements of operations,  statements of cash flows, and  statements of changes in convertible preferred shares and stockholders’ equity, for the six months ended June 30, 2021 and 2020, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 and six months ended June 30, 2021 are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
23.1	Consent of Somekh Chaikin, Member Firm of KPMG International, independent registered public accounting firm.
99.1	Audited consolidated financial statements of PandoLogic as of December 31, 2020 and December 31, 2019.
99.2	The unaudited consolidated financial statements of PandoLogic for the six months ended June 30, 2021 and June 30, 2020.
99.3

The unaudited pro forma condensed combined financial information of Veritone Inc. giving effect to the acquisition of PandoLogic, which includes the unaudited pro forma condensed combined balance sheet as of June 30, 2021, and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2021	Veritone, Inc.

	By:	/s/ Michael L. Zemetra
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer